EXHIBIT 99.2

NORTH FORK BANCORPORATION, INC.                                     [NFB LOGO]





                               Acquisition of

                            JSB Financial, Inc.

                           - Parent Company of -

                         JAMAICA SAVINGS BANK, FSB

                              August 16, 1999




                         Conference Call Logistics

North Fork Bancorp will host a conference call at 2:00 P.M. E.D.T. TOMORROW, TUESDAY, AUGUST 17. The number to call in the United States is 800-553-0351 and Internationally (612) 332-0932. Persons who find this time inconvenient can call after 6:00 p.m. E.D.T. at USA 800-475-6701, or Internationally (320) 365-3844 Access Code#465955 for a taped rebroadcast that will be continuously played for 30 hours. A copy of this presentation can be accessed on the internet at www.northforkbank.com.




        This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of North Fork following the consummation of the merger that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include, but are not limited to, the possibility that the anticipated cost savings, revenue enhancements and timing might not be realized. Additionally, a deterioration in economic conditions adversely effecting the interest rate environment could develop that may effect these forward looking statements. North Fork's current report on Form 8-K filed on August 16, 1999 discloses more fully these factors.


DESCRIPTION OF JSB FINANCIAL                                        [NFB LOGO]

      Principal subsidiary is Jamaica Savings Bank, FSB with 13 locations in Queens, Nassau, Suffolk and Manhattan.



JSB SUMMARY FINANCIAL HIGHLIGHTS AS OF JUNE 30, 1999

   Total Assets                                     $1.6 billion
   Loans, net                                       $1.2 billion
   Securities                                       $0.3 billion
   Deposits                                         $1.1 billion
   Shareholders' Equity                             $375 million
   Equity to Assets                                 22.8%




THE MERGER TRANSACTION                                              [NFB LOGO]



Fixed Exchange Ratio                              3.0 shares of NFB for
                                                  each share of JSB

Acquisition Price Per Share                       $61.31 (based on
                                                  8/13/99 closing)

Aggregate Price                                   $569 million

Price to JSB Book Value                           152%

Price to JSB 2000 EPS Multiple                    18.0 x

Premium to Market                                 4.4%

Pro forma Ownership                               NFB: 84% , JSB: 16%

Anticipated Closing                               First Quarter 2000

Anticipated Accounting Treatment                  Pooling-of-Interests and
                                                  tax free exchange

Approvals                                         Regulatory and Shareholders'

Stock Option                                      19.9% of JSB

Walk away                                         Double trigger walk away
                                                  - 20% absolute price decline
                                                  for NFB and a 10% relative
                                                  price decline from a
                                                  selected index

Due Diligence                                     Completed, including Y2K

Reissuance of 7.3 million NFB treasury shares coincident with the closing.




RATIONALE FOR TRANSACTION                                           [NFB LOGO]

            o     Immediately increases tangible book value 30%.

            o     Immediately accretive to earnings per share.

            o     Provides $1.1 billion of additional core deposits.

            o Adds 130,000 retail customers with new markets for commercial banking products.

            o In-market transaction, substantial cost savings and exceptional revenue potential.

            o Significantly increases our New York City market penetration.

            o     Very low execution risk.





SIGNIFICANT INCREASE IN NORTH FORK'S BOOK VALUE                     [NFB LOGO]

[Following is a statistical data table in lieu of a graphic image in the printed document]


                    TBV          SBV                  At June 30, 1999

NFB                 $5.20        $5.79          o     Tangible Book
ProForma            $6.70        $7.18                Value increases
------------ ------------ ------------                30% to $6.70.

                                                o     Stated Book Value
                                                      increases
                                                      25% to $7.18.


              Based on analyst estimates of NFB prospective EPS and dividend payout, it would take 17 months to reach these book value levels without this transaction.





CAPITAL POSITIONING WITH FLEXIBILITY                                [NFB LOGO]

[Following is a statistical data table in lieu of a graphic image in the printed document]


                   "Well Capitalized"       NFB                Pro Forma

Leverage                  5.00%             8.50%               10.35%


o     North Fork's Leverage Ratio
      rises 10.35% from 8.50% at
      June 30, 1999


o     Creates substantial capital
      capacity for future strategic
      and operating initiatives



ACCRETIVE TO NFB EARNINGS                                           [NFB LOGO]



(in 000's except per share amounts)         2000 After              2000
                                            Tax Earnings            EPS
                                         ------------------- -----------------
North Fork Bancorp *                         $237,160             $1.75
JSB Financial *                                32,198
Share Issuance (1)                              7,118
Estimated Benefits of the Merger:
Cost Savings                                   13,154
Revenue Enhancements                            4,680
Tax efficiencies (2)                            4,707
Portfolio Optimization (3)                      5,655

Pro Forma Combined                           $304,672             $1.78

            This earnings model assumes no leverage on additional capital.

            * Mean IBES estimates
            (1) Earnings on cash proceeds without leverage.
            (2) Benefit derived from NFB's lower effective tax rate.
            (3) Yield improvement on JSB liquid assets acquired.



PRO FORMA BALANCE SHEET                                                                          [NFB LOGO]


June 30, 1999, in millions,     North Fork                 JSB            Pro Forma              %
         except per              Bancorp                Financial         Combined           Increase
       share amounts
                                ------------------ ------------------------------------ ------------------
   Assets                            $11,522             $1,620           $13,189               +14%
   Investments                        $4,856               $319            $5,222                +8%
   Loans, net of unearned             $6,064             $1,190            $7,254               +20%
   Total Deposits                     $6,489             $1,110            $7,599               +17%
   Total Borrowings                   $3,850                $50            $3,900                +1%
   Capital Securities                   $199                  -              $199                  -
   Stockholders' Equity                 $804               $375            $1,226               +53%
   Intangibles                           $82                  -               $82                  -
   Stated Book Value                   $5.79             $40.43             $7.18               +25%
   Tangible Book Value                 $5.20             $40.43             $6.70               +30%

MERGER AND RESTRUCTURE CHARGE                                       [NFB LOGO]


      ($ in millions)                            Pre tax          After tax
                                                 -------          ---------
Merger Expense                                      $4.1             $3.5
Restructure Charges:
Contracts and Severance                            $32.6            $22.1
Facility and Equipment                               5.6              3.3
Other                                                0.9              0.5

   Total Restructure Charge                        $39.1            $25.9

Tax Bad Debt Recapture                             $11.6             $7.5

Total Merger and Restructure Charge                $54.8            $36.9




COMPARABLE M&A TRANSACTION PRICING                                                                                [NFB LOGO]

($ in millions)

                                                                                                PRICE AS A MULTIPLE OF:
                                                                                           ---------------------------------
ANNOUNCE.                                                             ANNOUNCED PREMIUM       BOOK     TANG. BOOK  FORWARD
DATE        ACQUIROR                     TARGET                         VALUE   TO MARKET     VALUE      VALUE       EPS
----------- ---------------------------- ------------------------------------------------------------- ---------- ----------

08/16/99    NORTH FORK BANCORP           JSB FINANCIAL                 $569.4          4.4%      1.52X      1.52X      18.0X

1999 YTD
07/28/99    BB&T Corporation             Premier Bancshares            $597.7        (3.3%)      3.27x      3.35x      21.5x
06/29/99    Hudson United Bncp           JeffBanks Inc.                 386.9          18.5       2.74       2.85       19.9
06/07/99    Sky Financial Group          Mahoning Natl Bncp             306.6          54.5       3.16       3.16       18.6
06/02/99    Peoples Heritage             Banknorth Group Inc.           776.9          22.8       2.35       3.06       14.2
05/07/99    Zions Bancorp                Pioneer Bancorp.               346.5            NM       5.13       5.13       22.7
05/19/99    U.S. Bancorp                 Western Bancorp                958.0          13.8       2.61       4.37       22.1
04/19/99    Citizens Bkng Corp.          F&M Bncp Inc.                  822.5          27.8       3.27       3.42       21.1
02/22/99    Union Planters Corp.         Republic Bnkg Corp.            412.0          10.8       2.42       2.60       19.3
02/18/99    U.S. Bancorp                 Bank of Commerce               306.3          15.9       4.55       4.55       19.6
02/18/99    Summit Bancorp               Prime Bancorp Inc.             302.5           0.5       3.25       3.35       21.4

                                                                     1999 MEDIAN      15.9%      3.20X      3.35X      20.5X



IN SHORT THIS TRANSACTION. . .                                      [NFB LOGO]



      ... adds to book value.

      ... adds to GAAP earnings.

      ... adds over $1 billion in core deposits.

      ... adds 130,000 more customers.

      ... does not add to credit risk.

      .... is very simple to execute.